UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): March 21, 2016
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InterDigital, Inc.
(Exact name of registrant as specified in charter)

Pennsylvania	1-33579	23-1882087
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Bellevue Parkway, Suite 300, Wilmington, DE	19809
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: 302-281-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))
❑    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)    On March 21, 2016, the Compensation Committee (the “Committee”) of the Board of Directors of InterDigital, Inc. (the "Company"), after considering information on total compensation for the Company’s executive officers, determined the following for William J. Merritt, President and Chief Executive Officer; Richard J. Brezski, Chief Financial Officer and Treasurer; Scott A. McQuilkin, Senior Executive Vice President, Innovation; James J. Nolan, Executive Vice President, IoT Solutions; and Lawrence F. Shay, Senior Executive Vice President, Future Wireless, and Chief Intellectual Property Counsel (collectively, the Company’s “named executive officers”): (i) annual base salaries for fiscal year 2016, (ii) target short-term incentive plan ("STIP") award levels for fiscal year 2016 and (iii) target payout levels for the 2016-2018 cycle under the Company’s long-term compensation program (“LTCP”).
The following fiscal year 2016 base salaries were approved for the named executive officers effective April 1, 2016:

Named Executive Officer	2016 Base Salary
William J. Merritt	$620,000
Richard J. Brezski	$385,000
Scott A. McQuilkin	$415,000
James J. Nolan	$385,000
Lawrence F. Shay	$437,750

The following target STIP levels for fiscal 2016 were approved for the named executive officers:

Named Executive Officer	2016 Target STIP Level (percentage of 2016 base salary)
William J. Merritt	100%
Richard J. Brezski	60%
Scott A. McQuilkin	75%
James J. Nolan	75%
Lawrence F. Shay	75%

The following target payouts for the 2016-2018 cycle under the LTCP were approved for the named executive officers:

Named Executive Officer	Target LTCP Payout
William J. Merritt	$1,925,000
Richard J. Brezski	$700,000
Scott A. McQuilkin	$1,100,000
James J. Nolan	$750,000
Lawrence F. Shay	$1,100,000

For Mr. Merritt, 20% of the target LTCP payout will be in the form of restricted stock units that vest based on continued service after the end of the three-year cycle ("time-based RSUs"); 20% will be in in the form of stock options, which vest ratably over three years and have a seven-year term ("stock options"); and 60% will be in the form of performance-based restricted stock units based on the Company’s achievement during the 2016-2018 cycle of pre-approved goals established by the Committee ("performance-based RSUs"). For each other named executive officer, 25% of the target LTCP payout will be in the form of time-based RSUs; 25% will be in the form of stock options; and 50% will be in the form of performance-based RSUs.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERDIGITAL, INC.

By: /s/ Jannie K. Lau
Jannie K. Lau
Executive Vice President,
General Counsel and Secretary

Date: March 22, 2016